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                                                                    EXHIBIT 21.1

          SUBSIDIARIES OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

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                            NAME                              JURISDICTION OF FORMATION
                            ----                              -------------------------
Evergreen Media Corporation of the Bay Area.................             DE
Evergreen Media Corporation of Chicago AM...................             DE
Evergreen Media Corporation of Chicago FM...................             DE
Evergreen Media Corporation of Dade County..................             DE
Evergreen Media Corporation of Houston......................             DE
Evergreen Media Corporation of Illinois.....................             DE
Evergreen Media Corporation of San Francisco................             DE
Evergreen Media Corporation of Washington, D.C..............             DE
Evergreen Media of Houston Limited Partnership..............             DE
KIOI License Corp...........................................             DE
KKBT License Corp...........................................             DE
KLOL License Limited Partnership............................             DE
KMEL License Corp...........................................             DE
KTRH License Limited Partnership............................             DE
WASH License Limited Partnership............................             DE
WMVP-AM License Corp........................................             DE
WLUP-FM License Corp........................................             DE
WTOP License Limited Partnership............................             DE
WVCG License Corp...........................................             DE
WRCX License Corp...........................................             DE
Evergreen Media Corporation of St. Louis....................             DE
Evergreen Media Partners Corporation........................             DE
Evergreen Media Corporation of Dallas.......................             DE
KSKY License Corp...........................................             DE
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Evergreen Media Corporation of Chicagoland..................             DE
WEJM/WEJM-FM/WVAZ License Corp..............................             DE
Evergreen Media Corporation of Charlotte....................             DE
WIOQ License Corp...........................................             DE
Evergreen Media Corporation of Detroit......................             DE
WKQI/WDOZ/WNIC License Corp.................................             DE
Evergreen Media Corporation of New York.....................             DE
WYNY License Corp...........................................             DE
Evergreen Media Corporation of Gotham.......................             DE
Evergreen Media/Pyramid Corporation.........................             DE
Evergreen Media/Pyramid Holdings Corporation................             DE
Broadcast Architecture Inc..................................             MA
Evergreen Media Corporation of Rochester....................             DE
Evergreen Media Corporation of Massachusetts................             DE
WJMN License Corporation....................................             DE
Evergreen Media Corporation of Pennsylvania.................             DE
WJJZ License Corp...........................................             DE
Evergreen Media Corporation of Miami........................             DE
WEDR License Corp...........................................             DE
Evergreen Media Corporation of Boston.......................             DE
WXKS(AM) License Corp.......................................             DE
WXKS(FM) License Corp.......................................             DE
Evergreen Media Corporation of the Windy City...............             DE
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                            NAME                              JURISDICTION OF FORMATION
                            ----                              -------------------------
WNUA License Corp...........................................             DE
KYLD License Corp...........................................             DE
Evergreen Media Corporation of Philadelphia.................             DE
WYXR License Corp...........................................             DE
WUSL License Corp...........................................             DE
Evergreen Media Corporation of the Capital City.............             DE
WGAY License Corp...........................................             DE
Evergreen Media Corporation of the Great Lakes..............             DE
WWWW/WDFN License Corp......................................             DE
Evergreen Media Corporation of Tiburon......................             DE
KKSF License Corp...........................................             DE
KDFC(AM) License Corp.......................................             DE
KDFC(FM) License Corp.......................................             DE
Evergreen Media Corporation of the Liberty City.............             DE
WDAS(FM) License Corp.......................................             DE
Evergreen Media Corporation of the Keystone State...........             DE
WDAS(AM) License Corp.......................................             DE
Evergreen Media Corporation of Michigan.....................             DE
WMXD License Corp...........................................             DE
Evergreen Media Corporation of the Motor City...............             DE
WJLB License Corp...........................................             DE
Evergreen Media Corporation of the Nation's Capital.........             DE
WWRC License Corp...........................................             DE
Evergreen Media Corporation of Chicago......................             DE
WPNT License Corp...........................................             DE
Evergreen Media Corporation of the Prairie State............             DE
Evergreen Media Corporation of Brotherly Love...............             DE
WFLN License Corp...........................................             DE
WAXQ License Corp...........................................             DE
WLTW License Corp...........................................             DE
WMZQ License Corp...........................................             DE
WAXQ Inc....................................................             DE
WMZQ Inc....................................................             DE
Riverside Broadcasting Co., Inc.............................             DE
VBE, Inc....................................................             DE
Chancellor Broadcasting Licensee Company....................             DE
Trefoil Communications, Inc.................................             DE
Shamrock Broadcasting, Inc..................................             DE
Shamrock Radio Licenses, Inc................................             DE
Shamrock Broadcasting of Texas, Inc.........................             TX
Shamrock Broadcasting Licenses of Denver, Inc...............             DE
KIBB Inc....................................................             DE
KYSR Inc....................................................             DE
WLIT Inc....................................................             DE
WDRQ Inc....................................................             DE
Radio 100 L.L.C.............................................             DE
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